Health Benefits Direct

CORPORATION

A BETTER WAY TO BUY INSURANCE

(OTC BB: HBDT)

March 2006

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Safe Harbor Statement

            Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995: The Statements that are not
historical facts contained in this presentation are forward-
looking statements that involve certain risks and
uncertainties including but not limited to risks associated
with the uncertainty of future financial results, additional financing requirements, development of new products,
government approval processes, the impact of competitive
products or pricing, technological changes, the effect of
economic conditions and other uncertainties detailed in
the Company's filings with the Securities and Exchange
Commission. You may obtain and review our filings with
the Securities and Exchange Commissions by visiting
http://www.sec.gov.

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Recent Company Highlights

Recently closed on $14.7 million of equity
financing to fund growth

Alvin Clemens & Pete Musser named
Chairman and Vice Chairman

Completed Reverse Merger December 2005

Strong revenue growth expected for 2006

Will be able to house over 400 agents in
Deerfield Beach, FL and New York City
offices

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

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Selected Financial Information

Current Enterprise Value: $ 65.4 Million

Current Market Cap: $80.1 Million

Shares Outstanding: 26.7 Million Shares

Summary of Capitalization

Key Statistics

$1.7 M

Revenues (ttm)

December 31

Fiscal Year Ends

$ 0

Total Debt

$2.01 - $3.25

52 Week Trading Range:

$13.0 M

Total Cash

$2.50

Share Price (2/27/06)

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Business Overview

            HBDT operates an online insurance marketplace that enables consumers to shop online for individual health and life insurance and obtain insurance company-sponsored quotes for such coverage from licensed agents/employees.

The Company's marketplace brings consumers and insurance
companies together online

The service is free to consumers

HBDT's revenues are in the form of commission fees paid by the carriers to the Company as compensation for policies sold

For each policy issued, the Company is paid a commission based on a specific percentage of premium paid by the consumer to the carrier on a monthly basis for as many months as that consumer pays the carrier for that particular policy

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Operational Sales Team

HBDT Closes Hot Leads With:

    60 Licensed Insurance Agent

     15 In-House Verification Agents

    10 In-House Customer Service Agents

    7 In-House Underwriting Agents

    7 In-House Technologists

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Changing the Industry

HBDT has created proprietary technologies and
processes that are effectively streamlining the way
individuals can shop for and purchase health insurance

These technologies have simultaneously proven measurable
increases in efficiencies for both carriers and agents creating a seamless process

HBDT’s “Click-2-Call” technology connects consumers
with licensed “in-house” insurance agents

Agents are connected in real time to assist in the navigation through the enrollment process assessing the consumer’s needs and wants to assure the appropriate product is selected

HBDT allows agents to contact more customers than a
traditional agent on the street

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

HBD Insurance Portal
Online Marketing
(Future Marketing Venues)
Television
Radio
Print
Health Insurance Quotes Online
Simple Online Application Form
Submit
Multiple Quotes Instantly
Products
Pricing
Deductibles
Product Details
Apply Now
SORT
$300
$1000
$375
$500
$275
$1000
$325
$500
Insurance Carriers
Customer Is Called Within 40 Seconds
HBD Database
Propriatary Dialing Application
(IAN) Interactive Application NOW
HBD Licensed Insurance Agent
Verification Agent
(Recorded Verification)
Submitted Via Internet To Insurance Carriers
Submit

Underlying “Click-2-Call” Magic

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Lead / Prospect
Sales Call
Make Appointment
Drive To Prospect
Sale Made
Application Mailed Or Faxed To Carrier
Traditional Underwriting Process
Agent Follow-Up
Fulfillment / Policy Delivered By Snail Mail
Insured Consumer

Traditional Sales Cycle – Several Weeks

Traditional insurance agents work out of their house

The agent would buy leads and work referrals, make calls, deal with answering machines, no answers, and busy signals

When they do get a prospect on the phone, they would then make an appointment to go to the prospects house, sit across the kitchen table and predominately sell one or two products

They would hopefully get the person to fill out a paper application so that he does not have to drive back to the person’s house at a later date.

After getting the prospect to fill out the insurance application the agent would then go and either fax or mail the application to the carrier

The carrier would then send follow up information to the agent, which the agent would be responsible for completing and assisting with until the issuance of the policy

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Lead / Prospect
Multiple Quotes Instantly
Submit
HBD Licensed Insurance Agent
Verification Agent
(Digitally Submitted Application)
Submit
Submitted Via Internet
To Top Insurance Provider
Insured Consumer

HBDT’S Revolutionary Cycle – Less Than 1 Hour

HBDT agents are not limited by the same constraints as an agent in the traditional model

Prospects are searching for product online and as they turn to the internet to search for health insurance they will find our website/portal

At this point the prospect will submit their personal information and receive real-time quotes from the top-rated insurance carriers

Simultaneously their information is inputted into our proprietary system generating a call from a licensed, in-house insurance agent within 30 seconds

HBDT’s system eliminates all the answering machines, no answers and busy signals, delivering live calls with interested prospects to the agents

This agent can now walk the prospect through the selection process determining the appropriate product for that individual

Agents at HBDT benefit from the company’s “assembly-line” approach to marketing health insurance as they are no longer constrained by the traditional approach

Agents do not have to concern themselves with time-consuming follow-up and customer service

HBDT agents concentrate only on sales

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Benefits of Service

Consumers

One-stop comparison shopping
from multiple carriers for
multiple products

Accurate, insurance company-
linked quotes

Easy Access to insurance
related information and tools

Convenience and privacy
without sales pressure

Insurance Companies

Lower client acquisition cost
made possible by Internet-based
marketplace

Scalable customer acquisition
processes that allow substantial
increases in activity

Access to customers, screened
through an insurance provider’s
underwriting criteria, who have
indicated initial purchasing intent

Improved underwriting accuracy

HealthBenefitsDirect.net

A BETTER WAY TO BUY INSURANCE

Protective
CHASE
CGI
EMPIRE
ASSURANT Health
FORTIS
Golden Rule
JEFFERSON NATIONAL
Insurance. Fast. Easy. Simple.™
Consumer's Choice / USA

Current Products & Carriers

Major Medical Insurance

Continental General Insurance Company (Ceres Group)

Empire and Marine Insurance Company (a Zurich company)

Assurant Health (a Fortis company)

Golden Rule (a United Health Care company)

Mini-Medical & Indemnity Insurance

Consumer’s Choice USA (underwritten by Companion Life)

Protective Diamond Plans (underwritten by Protective Life)

Life Insurance

Jefferson National

Chase

Protective Life

Protective Discount Medical Products

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Market Opportunity

45.8 Million Uninsured Americans

21 million are full-time employees

40+ Million Underinsured Americans

These individuals suffered from:

Rising cost of health care

Inefficient methods of distribution

Employers in the U.S. offering
health insurance dropped to 60% in
2005 from 69% in 2000

Percentage of U.S. workers
covered by employers’ health
insurance dropped 3% since 2000

Some Industry experts are forecasting that employer sponsored Group Health
Insurance will be “Mostly Eliminated” in the next 5 - 10 Years .

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Solution

Provide consumers an efficient means
to access cost effective healthcare and
life insurance quotes, products and
services.

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Growth Strategy

Organic Growth

Efficiencies

  Technology improvements to increase agent’s ability to contact customers with a strong interest in purchasing

Decrease the time between submission of the policy application to the approval and issuance of the policy

Improved lead acquisition

Increase the number and quality of insurance company
relationships

Increase the number of employee agents and the number of states in which these employee agents are licensed (Currently approved in
26 states)

Extend presence through Internet portals, financial institutions, websites and multi-channel marketing campaigns (TV, radio, and print)

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Growth Strategy

Product Growth

Serving emerging markets

   Health Savings Accounts (“Golden Rule offers HSA’s
through United Health”)

   High-deductible major medical policies

   Critical illness products

Reaching underserved markets

Middle market life insurance

Long Term Care

Acquisition, Joint ventures & Strategic Alliances

Agencies with licensed agents but lacking technology

Technology companies with efficiency enhancing software

Possible acquisitions will expand geographic area and reach while expanding marketing strategies with the addition of key endorsed marketing personnel

Plan to strategically acquire an insurance company to become a re-insurer of own products

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
4Q-05
1Q-06
2Q-06
3Q-06
4Q-06
YR 2005
YR 2006

Revenue Growth

15 Month Revenue Forecast

*All Numbers in Millions

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
4Q-05
1Q-06
2Q-06
3Q-06
4Q-06
Year 2005
Year 2006

Submitted Premium Growth

*All Numbers in Millions

Management Team

Alvin Clemens

Executive Chairman

Mr. Clemens brings over forty-five years of insurance experience and expertise as an entrepreneur and senior executive. Among his many accomplishments, Mr. Clemens was founder, Chairman and CEO of
Academy Insurance Group from 1970 to 1985. Academy was a pioneer of direct mass marketing of life and health insurance products and in the early 1970's began selling supplemental health insurance directly over television using celebrities. Academy was also a leader in writing new ordinary (cash value) life insurance products using mass marketing techniques and reached a market capitalization of approximately $500 million. Mr. Clemens also served as Chairman and CEO of Provident American Corporation from 1989-2001.
While at Provident, Mr. Clemens founded HealthAxis as a subsidiary of Provident. Provident was a pioneer in utilizing the Internet to make direct sales to insurance customers. Provident grew to a market capitalization of approximately $2 billion. Mr. Clemens has successfully raised capital and negotiated significant agreements with insurance companies and Web portals such as AOL and Lycos to build a substantial Internet marketing organization. Mr. Clemens is a former member of the Board of Directors of the Pennsylvania Insurance
Federation. In 1995, Pennsylvania Governor Tom Ridge appointed Mr. Clemens to the Banking and
Insurance Transition Team. Mr. Clemens has a B.S. degree in Business Administration from the Penn State
University and currently serves on the Board of Trustees as well as the Building, Finance and Executive
Committees of Penn State University.

Management Team

Scott Frohman - Chief Executive Officer

As co-founder and CEO of HBDT, Mr. Frohman is responsible for establishing and maintaining synergistic relationships with key Insurance carriers and advertising agencies. Prior to HBDT, Mr. Frohman served as Executive Vice President of Verid Inc.
an identity verification services company and Executive Vice President of Refinance.com an online mortgage and refinance brokerage. Prior to that Mr. Frohman founded National Lead Services in 1997, specializing in various types of consumer and business data services, National Lead Services was acquired by Seisint Inc, a leading database and technology services company in 1999. Mr. Frohman continued to grow National Lead Services while at Seisint which was later sold to Lexis Nexis.
During his tenure at Seisint, Mr. Frohman was part of the team that co-founded and spun off a division named eDirect.com which went on to make several key mergers / acquisitions consolidating under the name of Naviant, an industry leader in permission-based Internet marketing.  Mr. Frohman has a Bachelor Science in Finance from Rider University.

Charles Eissa - President, Chief Operating Officer

As co-founder and COO of HBDT, Mr. Eissa is responsible for the overall operations, processes, and technology that drive the company. Prior to HBDT, Mr. Eissa founded InTransit Media, controlling all advertising on commuter trains operated by the Port
Authority of NY and NJ, delivering 72 million annual viewer impressions. Other prior successes include being involved in the
1998 inception of Seisint Inc, a leading database and technology services company acquired by Lexis Nexis in 2004. During his tenure at Seisint, Mr. Eissa was part of the team that co-founded and spun off a division named eDirect.com which went on to make several key mergers / acquisitions consolidating under the name of Naviant, an industry leader in permission-based
Internet marketing.  Prior to Naviant, Mr. Eissa served as Vice President Sales for Lens Express, Inc.

Anthony Verdi – Chief Financial Officer

Mr. Verdi has over thirty-four years of insurance industry experience in executive management positions in both finance and operations.  From 1971 to 1986, he served in various finance and accounting capacities for Academy Insurance Group, ultimately serving as Assistant Controller responsible for SEC and management reporting.  From 1986 to 1990 he was Vice-
President – Controller of the InterCounty Hospitalization and Health Plans, a group medical insurer, where he was responsible for accounting, actuarial and underwriting functions as well as strategic initiatives, which ultimately resulted in the acquisition of
InterCounty by Pennsylvania Blue Shield.  From 1990 to 1998 he served as CFO of Provident American Corporation.  From
1998 to 2001 he served as COO of Provident and CFO of HelathAxis.  Since 2001 Mr. Verdi has provided consulting services to life, health and property and casualty insurance company agencies.

HealthBenefitsDirect.net
A BETTER WAY TO BUY INSURANCE

Investment Highlights

The Company recently completed a $14.7 million equity
round of financing to fund growth

Revenue projected in excess of $2.5 million for 2005,
growing to $17.5 million in 2006

Traditional insurance companies and individual agents are
not yet fully utilizing the internet to sell products allowing for strong growth

Number of U.S. based companies providing healthcare
benefits has significantly dropped

Strong management team with extensive knowledge of
insurance industry

Strong board headed by Al Clemens (Chairman) and
Warren V. (Pete) Musser (Vice Chairman)

Ability to house over 400 agents in existing offices

Enter into endorsed marketing agreements

Contact Us

Health Benefits Direct Corporation

(OTC BB: HBDT)

2900 Gateway Drive,
Pompano Beach, FL 33069

Al Clemens – Chairman

610-971-6198

aclemens@theprovident.com

Scott Frohman – CEO

954-691-4002

sfrohman@hbdc.com